HSBC FUNDS

HSBC Prime Money Market Fund

Supplement dated October 17, 2016
to the Prospectus, dated February 28, 2016 (as supplemented from time to time)
(the “Prospectus”)

REORGANIZATION OF THE HSBC PRIME MONEY MARKET FUND

Upon the recommendation of HSBC Global Asset Management (USA) Inc., the Board of Trustees of the HSBC Funds approved the reorganization of the HSBC Prime Money Market Fund with and into the HSBC U.S. Government Money Market Fund (the “Reorganization”). The Reorganization was consummated at the close of business on October 7, 2016. Accordingly, references to the HSBC Prime Money Market Fund are hereby removed from the Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE